UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2015

Howard Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35489	20-3735949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6011 University Boulevard, Suite 370, Ellicott City, Maryland	21043
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code (410) 750-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item  2.02.  Results of Operations and Financial Condition.

On October 30, 2015, Howard Bancorp, Inc., the parent company of Howard Bank, issued a press release relating to its results of operations for the three and nine months ended September 30, 2015.   A copy of the release is furnished herewith as Exhibit 99.1.

To provide investors and others with additional information regarding its results, Howard Bancorp has disclosed in the attached press release pre-tax income excluding the impact of one-time non-recurring charges, which is a non-GAAP financial measure (i.e. not prepared in accordance with accounting principles generally accepted in the United States of American (“GAAP”)).  These one-time non-recurring charges relate to charges incurred in connection with recent acquisitions.  A reconciliation of the adjustments to GAAP results for the three and nine months ended September 30, 2015 and 2014 is provided below.  As it excludes charges that are not reflective of ongoing operations, Howard Bancorp’s management believes that the presentation of pre-tax net income excluding one-time non-recurring charges is useful to investors because it presents the results of Howard Bancorp’s ongoing business operations.  As a result, management believes that presentation of this information helps investors in understanding and evaluating Howard Bancorp’s financial results, operating trends and future prospectus, as well as in comparing Howard Bancorp’s financial results across accounting periods and to those of peer companies.

In addition to the purposes discussed above, Howard Bancorp management uses net income excluding non-time non-recurring charges as a basis for planning and forecasting future periods, to evaluate Howard Bancorp’s operating performance, including whether our operating performance has met specified targets and thresholds.

This non-GAAP financial measure should be considered in addition to, not as a substitute for, superior to or in isolation from, pre-tax income prepared in accordance with GAAP.

RECONCILIATION OF PRE-TAX NET INCOME TO PRE-TAX NET INCOME EXCLUDING ONE-TIME NON-RECURRING CHARGES

(in millions)
(unaudited)

	Nine Months Ended September 30,		Three Months Ended September 30,
	2015	2014	2015	2014
GAAP pre-tax income (loss)	$1,402	$1,906	$(892)	$310
One-time non-recurring charges	$3,303	$82	$2,166	$82
Pre-tax income excluding one-time non-recurring charges	$4,705	$1,988	$1,274	$392

The information in this Item 2.02 and the related information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in any such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1      Press Release dated October 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

Date: October 30, 2015
	By:	/s/ George C. Coffman
	Name:	George C. Coffman
	Title:	Executive Vice President and Chief Financial Officer